Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Inc. on Form 10-Q for the three months ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

October 31, 2012	By:	/s/ Rick E Winningham
(Date)		Name: Rick E Winningham
Title: Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael W. Aguiar, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Theravance Inc. on Form 10-Q for the three months ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition of Theravance, Inc. at the end of the periods covered by such Quarterly Report on Form 10-Q and results of operations of Theravance, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

October 31, 2012	By:	/s/ Michael W. Aguiar
(Date)		Name: Michael W. Aguiar
Title: Senior Vice President, Finance and Chief Financial Officer